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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 Current report
     Pursuant to Section 13 or 15(d) of the securities Exchange Act of 1934


                                NOVEMBER 27, 2002
                                 Date of Report

                              PARK CITY GROUP, INC.
             (Exact Name of registrant as specified in its charter)


         NEVADA                        000-03718               11-2050317
---------------------------     ----------------------     -------------------
State or other jurisdiction     Commission File Number        (IRS Employer
   of incorporation)                                       Identification No.)


            333 Main Street #300; P.O. Box 5000; Park City, UT 84060
            --------------------------------------------------------
               (Address of principal executive Offices) (Zip Code)

        Registrants Telephone Number, including Area Code: (435) 649-2221


                                       N/A
           -----------------------------------------------------------
          (Former Name or former address, if changed since last report)

                                  Item 1-4 N/A

                              Item 5 - Other Events
                  Cooper Fifth Amendment Forbearance Agreement

                                 Item 6-8  N/A

                        Item 9 - Regulation FD Disclosure
                    9.1 Note and Warranty Purchase Agreement
                                  9.2 Exhibit A
                                  9.3 Exhibit B

On November 12, 2002, and subject to the Cooper matter described below, the Company completed a private offering consisting of $798,898 in promissory notes and warrants to purchase 19,972,451 of the Company's Common Stock at $.04 per share. The note and warrant are a non-registered offering made in reliance on
Section 4(2) of the Securities Act of 1933, as amended, and/or Rule 506 promulgated thereunder. The Company intends to use the net proceeds generated from the notes for working capital, capital expenditures, and debt reduction.

The notes which were sold at a 7.5% discount, are payable to the Company's chief Executive Officer, various members of the board of directors and a third party investor. The note principal and interest, calculated at the rate of 10% per annum, are due July 31, 2003. The notes were issued in exchange for $150,000 dollars and the surrender of company notes issued August 16, 2002.

As a condition to the private offering described above and because the Company's obligation to Cooper Capital, LLC had matured, the Company entered into a Fifth Amendment to Forbearance Agreement with Cooper Capital which established a payment schedule and a maturity date of September 1, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PARK CITY GROUP, INC.
                                               (Registrant)

Date:    November 27, 2002                     /s/ Randall K. Fields
                                               ---------------------------------
                                               Randall K. Fields, Chairman & CEO

                                               /s/ Edward C. Dmytryk
                                               ---------------------------------
                                               Acting Chief Financial Officer
                                               and Director

* Print name and title of the signing officer under his signature.

                                        3